SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 3, 1998


                                  PATHNET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-52247                 52-1941838
         --------                    ---------                 ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

                               1015 31st Street NW
                              Washington, DC 20007
                              --------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (202) 625-7284

Item 5.  Other Events

         On August 5, 1998, Pathnet, Inc. (the "Company") sent a notice to the holders of record (the "Warrant Holders") of its warrants ("the Warrants") to purchase common stock, par value $.01 per share ("Common Stock"), issued pursuant to the Warrant Agreement, dated as of April 8, 1998, between the Company and The Bank of New York, as Warrant Agent (the "Warrant Agreement"), that the Company had determined to adjust the exercise rate of the Warrants as required by Section 5.01(a) of the Warrant Agreement on account of a 2.9-for-1 stock split of the Company's Common Stock effected by a stock dividend paid to stockholders of record as of August 3, 1998. As a result, the exercise rate shall be adjusted so that each Warrant will entitle the holder to purchase 3.19 shares of Common Stock. A copy of the notice to the Company's Warrant holders pursuant to the Warrant Agreement is included as Exhibit 99.1 to this Report.

         On August 5, 1998, the Company also notified the Warrant Holders pursuant to Section 2.2(b) of the Warrant Registration Rights Agreement, dated as of April 8, 1998, by and among the Company, the Initial Purchasers named therein and the other signatories thereto (the "Warrant Registration Rights Agreement"), that the Company had been informed in writing by the managing underwriters of the Company's proposed initial public offering (the "Offering") that in the opinion of such managing underwriters the total number of shares of Common Stock which the Company intends to include in the Offering is such that participation in the Offering by holders of Registrable Securities under the Warrant Registration Rights Agreement would materially and adversely affect the success of the Offering, including the price at which the Common Stock could be sold. As a result of this determination, the Company has decided not to include in the Offering any Registrable Securities under the Warrant Registration Rights Agreement. A copy of the notice delivered to the Warrant Holders pursuant to the Warrant Registration Rights Agreement is included as Exhibit 99.2 to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits:

               Exhibit 99.1 Notice to Warrant holders pursuant to Warrant Agreement

               Exhibit 99.2 Notice to Warrant holders pursuant to Warrant Registration Rights Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATHNET, INC.


                                            By: /s/ Michael A. Lubin
                                            ------------------------
                                            Name:  Michael A. Lubin
                                            Title: Vice President,
                                                   General Counsel and Secretary

Dated: August 5, 1998

                                  EXHIBIT INDEX

                                  PATHNET, INC.

                           Current Report on Form 8-K
                              Dated August 5, 1998


               Exhibit No.                   Description
               -----------                   -----------

               Exhibit 99.1 Notice to Warrant holders pursuant to Warrant Agreement

               Exhibit 99.2 Notice to Warrant holders pursuant to Warrant Registration Rights Agreement